RESTRUCTURING	9 Months Ended
Sep. 30, 2020
RESTRUCTURING
RESTRUCTURING

19.    RESTRUCTURING

On April 15, 2020, we initiated a reduction in workforce of 600 employees to achieve a more resilient cost structure in response to the uncertainties caused by COVID‑19. As a result, for the nine months ended September 30, 2020, we recorded $11.3 million of restructuring charges for employee termination benefits.

Additionally, we incurred $18.3 million of costs related to the exiting of certain non-cancelable leases with no future benefits to the Company. This includes the Company’s exercise of the early termination option related to our San Francisco headquarters as discussed in Note 18 — Commitments and contingencies as well as the termination of other real estate leases.

Of the restructuring charges with respect to employee termination benefits and lease modifications, we presented $1.9 million in Cost of revenue, $5.1 million in Sales, marketing and operations expense, $2.1 million in Technology and development and $20.5 million in General and administrative in our consolidated statement of operations. All restructuring costs were paid prior to September 30, 2020 with the exception of $12.9 million in rent due through the remaining amended lease term of our San Francisco headquarters.